SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): January 25, 2005

                                      CWT

                                  (Depositor)

 (Issuer in respect of CHL Mortgage Pass-Through Certificates, Series 2004-J13)

                (Exact name of registrant as specified in charter)

Delaware                      33-63714                      95-4449516
(State or other               (Commission File No.)         (I.R.S. Employer
    jurisdiction of                                         Identification No.)
    organization)



, , N/A                                                     91110-7137
(Address of principal executive offices)                    (Zip Code)


Registrant's Telephone Number, including area code: (818)-304-4428

                                 Not Applicable
              (Former name, former address and former fiscal year,
                          if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[]Written communications pursuant to Rule 425 under the Securities Act (17
  CFR 230.425)
[]Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
  CFR 240.14a-12)
[]Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
  Act (17 CFR 240.14d-2(b))
[]Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
  Act (17 CFR 240.13e-4(c))

                    Section 8 - Other Events

  Item 8.01  Other Events

                    Section 9 - Financial Statements and Exhibits

  Item 9.01  Financial Statements and Exhibits

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: January 25, 2005


                                      CWT


                          By: /s/ Courtney Bartholomew
                              ------------------------------
                          Name:   Courtney Bartholomew
                                  Vice President
                                  The Bank of New York,
                                  as Trustee

                                 EXHIBIT INDEX



Exhibit


99                  Monthly Remittance Statement dated January 25, 2005


                             Payment Date: 01/25/05


          ------------------------------------------------------------
                             Countrywide Home Loans
            CHL Mortgage Pass-Through Certificates, Series 2004-J13
                        Alternative Loan Trust 2004-J13
          ------------------------------------------------------------

Class Information                                Current Payment Information

----------------------------------------------------------------------------------------------------------------------------------
                                 Beginning       Pass Thru     Principal       Interest      Total           Principal  Interest
Type       Class Code   Name     Cert. Bal.      Rate          Dist. Amt.      Dist. Amt.    Dist.           Losses     Shortfalls
----------------------------------------------------------------------------------------------------------------------------------
Senior                  1A1       175,076,000.00    2.720000%    10,717,153.75    343,927.08   11,061,080.83       0.00       0.00
                        1A2        27,161,000.00    5.322000%             0.00    120,459.04      120,459.04       0.00       0.00
                        1A3        18,752,000.00    5.835000%             0.00     91,181.60       91,181.60       0.00       0.00
                        1A4        27,554,000.00    5.030000%             0.00    115,497.18      115,497.18       0.00       0.00
                        2A1       322,464,600.00    2.730000%     2,311,352.47    635,792.70    2,947,145.17       0.00       0.00
                        2A2        35,829,400.00    2.800000%       256,816.94     72,455.01      329,271.95       0.00       0.00
                        P                 100.00    0.000000%             0.00     58,481.50       58,481.50       0.00       0.00
                        C         672,768,853.00    0.000000%             0.00  2,004,749.12    2,004,749.12       0.00       0.00
Residual                AR                100.00    0.000000%           100.00          0.00          100.00       0.00       0.00
----------------------------------------------------------------------------------------------------------------------------------
Subordinate             M1         25,901,000.00    3.020000%             0.00     56,492.96       56,492.96       0.00       0.00
                        M2         19,510,000.00    3.470000%             0.00     48,894.23       48,894.23       0.00       0.00
                        B          16,146,000.00    4.170000%             0.00     48,626.37       48,626.37       0.00       0.00
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
Totals          -        -        668,394,200.00     -           13,285,423.16  3,596,556.78   16,881,979.94     -          -
----------------------------------------------------------------------------------------------------------------------------------
Class Information

--------------------------------------------------------------------------------
                                             Ending Cert.          Unpaid
Type             Class Code     Name         Notional Bal.         Interest
--------------------------------------------------------------------------------
Senior                          1A1       164,358,846.25              0.00
                                1A2        27,161,000.00              0.00
                                1A3        18,752,000.00              0.00
                                1A4        27,554,000.00              0.00
                                2A1       320,153,247.53              0.00
                                2A2        35,572,583.06              0.00
                                P                 100.00              0.00
                                C         659,483,529.61              0.00
Residual                        AR                  0.00              0.00
--------------------------------------------------------------------------------
Subordinate                     M1         25,901,000.00              0.00
                                M2         19,510,000.00              0.00
                                B          16,146,000.00              0.00
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Totals            -              -        655,108,776.84     -
--------------------------------------------------------------------------------

                             Payment Date: 01/25/05


          ------------------------------------------------------------
                             Countrywide Home Loans
            CHL Mortgage Pass-Through Certificates, Series 2004-J13
                        Alternative Loan Trust 2004-J13
          ------------------------------------------------------------

Class Information                                Current Payment Information

                                                      Factors per $1,000

------------------------------------------------------------------------------------------------------------------------
                                   Beginning     Pass Thru    CUSIP       Principal     Interest    Ending Cert./
Type        Class Code    Name   Cert. Bal.(Face)  Rate       Numbers       Dist.         Dist.     Notional Bal.
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
Senior                     1A1   175,076,000.00     2.720000% 12667FC60    61.214294      1.964444    938.785706
                           1A2    27,161,000.00     5.322000% 12667FC78     0.000000      4.435000  1,000.000000
                           1A3    18,752,000.00     5.835000% 12667FC86     0.000000      4.862500  1,000.000000
                           1A4    27,554,000.00     5.030000% 12667FC94     0.000000      4.191667  1,000.000000
                           2A1   322,464,600.00     2.730000% 12667FD28     7.167771      1.971667    992.832229
                           2A2    35,829,400.00     2.800000% 12667FS89     7.167771      2.022222    992.832229
                           P             100.00     0.000000% 12667FD85     0.000000    584,815.000000  1,000.000000
                           C     672,768,853.00     0.000000% 12667FD77     0.000000      2.979848    980.252767
Residual                   AR            100.00     0.000000% 12667FD69   1,000.000000    0.000000      0.000000
------------------------------------------------------------------------------------------------------------------------
Subordinate                M1     25,901,000.00     3.020000% 12667FD36     0.000000      2.181111  1,000.000000
                           M2     19,510,000.00     3.470000% 12667FD44     0.000000      2.506111  1,000.000000
                           B      16,146,000.00     4.170000% 12667FD51     0.000000      3.011667  1,000.000000
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
Totals       -             -     668,394,200.00       -            -           -             -           -
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

          ------------------------------------------------------------
                             Countrywide Home Loans
            CHL Mortgage Pass-Through Certificates, Series 2004-J13
                        Alternative Loan Trust 2004-J13
          ------------------------------------------------------------

--------------------------------------------------------------------------------
                             COLLATERAL INFORMATION
--------------------------------------------------------------------------------

                                                            Total
                                                            -----
Prin balance       264,830,612.08   394,652,917.53   659,483,529.61
Loan count                   1242             2311             3553
Avg loan rate           6.920740%        6.484214%             6.66
Prepay amount       10,360,278.83     2,366,009.49    12,726,288.32

--------------------------------------------------------------------------------
                                FEES AND ADVANCES
--------------------------------------------------------------------------------

                                                            Total
                                                            -----
Master serv fees        52,079.19       120,780.45       172,859.63
Sub servicer fees            0.00             0.00             0.00
Trustee fees             2,066.61         2,979.16         5,045.77


Agg advances                  N/A              N/A              N/A
Adv this period              0.00             0.00             0.00

--------------------------------------------------------------------------------
                          LOSSES & INSURANCE COVERAGES
--------------------------------------------------------------------------------

                                                            Total
                                                            -----
Realized losses              0.00             0.00             0.00
Cumulative losses            0.00             0.00             0.00

Coverage Amounts                                            Total
----------------                                            -----
Bankruptcy                   0.00             0.00             0.00
Fraud                5,510,955.32     7,944,421.74    13,455,377.06
Special Hazard               0.00             0.00             0.00


                         Aggregate Certificate Information
   -----------------------------------------------------------------------------
   Class            Aggregate           Aggregate                     Aggregate
   Type            Percentage           Prepay Pct.              End Cert. Bal.
   -----------------------------------------------------------------------------
   Senior           90.790315%           100.000000%            606,837,200.00
   -----------------------------------------------------------------------------
   Junior            9.209685%             0.000000%             61,557,000.00
   -----------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          DELINQUENCY INFORMATION
--------------------------------------------------------------------------------
Period                             Loan Count    Ending Stated Balance
------                             ----------    ---------------------
30 to 59 days                           0                         0.00
60 to 89 days                           0                         0.00
90 or more                              0                         0.00
Foreclosure                             0                         0.00

Totals:                                 0                         0.00
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                REO INFORMATION
--------------------------------------------------------------------------------
   REO Date        Loan Number     Ending Stated Balance          Book Value
   --------        -----------     ---------------------          ----------
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   Totals:                              0                            N/A

Current Total Outstanding Balance:                                      0.00
Current Total Outstanding Number of Loans:                                 0

--------------------------------------------------------------------------------
                               OTHER INFORMATION
--------------------------------------------------------------------------------
                                  Amount/Withdrawal     Total/Ending Bal.
                                  -----------------     -----------------
Available remittance amount           16,881,979.94         16,881,979.94
Principal remittance amount           13,285,423.16         13,285,423.16
Interest remittance amount             3,596,556.78          3,596,556.78